THE COMMERCE FUNDS

Supplement dated September 21, 2001

to Service Shares and Institutional Shares Prospectuses
dated March 1, 2001

      The disclosure relating to the MidCap Growth Fund (formerly The MidCap Fund) is amended to reflect the following change in portfolio management:

      Harold B. Nachtrieb, CFA, replaced Paul D. Cox as the Portfolio Manager for The MidCap Growth Fund (formerly The MidCap Fund) as of September 7, 2001. Mr. Nachtrieb joined Commerce Bank in 2000 and is a member of the Association for Investment Management and Research. He has more than 15 years of investment experience, including seven years as a portfolio manager for Franklin Resources and Sanwa Bank California.